UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2021

Elvictor Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-225239	82-3296328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Vassileos Constantinou 79

Vari, 16672, Attiki, Greece

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code  646-491-6601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 15, 2021, Elvictor Group, Inc. (the “Company”) entered into a Software License Agreement (the License Agreement”) with Seatrix Software Production Single Member S.A. (the “Licensor”), which became effective on January 1, 2022. Pursuant to the terms of the License Agreement, the Licensor granted to the Company an exclusive and non-transferable license to use the Licensor’s artificial intelligence software in connection with the managing of shipping crews. In consideration for this license, the Company agreed to issue to the Licensor 7,000,000 restricted shares (the “License Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The License Shares were issued to the Licensor on January 19, 2022.

The foregoing description of the License Agreement is qualified in its entirety by reference to the full text of such License Agreement, the form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”), and which are incorporated herein in their entirety by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 and Item 8.01 of this Form 8-K is incorporated by reference in this Item 3.02.

Item 8.01 Other Events

On January 19, 2022, the Company issued an aggregate of 900,000 shares of Common Stock to certain directors and former directors for past services provided to the Company.

The information contained in this Item 8.01 is furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act or the Exchange Act.

Forward-Looking Statements

This Form 8-K and Exhibit 10.1 attached hereto contain, and may implicate, forward-looking statements regarding the Company, and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Software License Agreement, dated November 15, 2021, between Seatrix Software Production Single Member S.A. and Elvictor Group, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elvictor Group, Inc.

Date: January 27, 2022	By:	/s/ Konstantinos Galanakis
		Name:	Konstantinos Galanakis
		Title:	Chief Executive Officer

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